                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 APRIL 26, 2001




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     1-8180                     59-2052286
(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)               Number)               Identification No.)


                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-50808), which Registration Statement was declared effective by the Commission on December 7, 2000, TECO Energy, Inc. is filing an Underwriting Agreement dated April 26, 2001 between TECO Energy, Inc. and Chase Securities Inc. as Exhibit 1.3 to such Registration Statement, the opinion of Palmer & Dodge LLP, regarding the validity of the notes to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.10 to such Registration Statement, and the opinion of Ropes & Gray as Exhibit 5.11 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.3 Underwriting Agreement dated April 26, 2001 between TECO Energy, Inc. and Chase Securities Inc. Filed herewith.

                  5.10     Opinion of Palmer & Dodge LLP. Filed herewith.

                  5.11     Opinion of Ropes & Gray. Filed herewith.

                  23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

                  23.5 Consent of Ropes & Gray (included as part of their opinion filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 26, 2001                  TECO ENERGY, INC.


                                      By: /s/ Gordon L. Gillette
                                          ------------------------------------
                                          Gordon L. Gillette
                                          Sr. Vice President -- Finance and
                                          Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
1.3                   Underwriting Agreement dated April 26, 2001 between TECO
                      Energy, Inc. and Chase Securities Inc.  Filed herewith.

5.10                  Opinion of Palmer & Dodge LLP.  Filed herewith.

5.11                  Opinion of Ropes & Gray.  Filed herewith.

23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

23.4 Consent of Ropes & Gray (included as part of their opinion filed herewith).